UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) August 30, 2019 (August 26, 2019)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0166 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors;

          Appointment of Certain Officers

Resignation of CEO

Panhandle Oil and Gas Inc. (“Panhandle” or “the Company”) announced on August 27, 2019, that Paul F. Blanchard Jr. has resigned as a member of the Board of Directors (the “Board”), and as President and Chief Executive Officer of the Company, effective August 26, 2019. In his resignation letter, Mr. Blanchard stated that he had no disagreements with the Company, its management, the Board or any committee of the Board. Mr. Blanchard is expected to continue to provide consulting services to the Company until September 30, 2019.

Appointment of Interim CEO

The Panhandle Board has appointed Chad L. Stephens to serve as Interim Chief Executive Officer. Mr. Stephens has been a member of the Board since 2017 and served on the Audit Committee and the Compensation Committee. Mr. Stephens became Lead Independent Director on October 1, 2018. Mr. Stephens has resigned his positions on these committees as well as his duties as Lead Independent Director. He will remain a member of the Board and will serve as the Company’s interim CEO until the Company and the Board decide on a permanent successor.

Mr. Stephens, age 64, previously served as Senior Vice President – Corporate Development of Range Resources Corporation (“Range”), a position he held from 2002 until his retirement effective December 31, 2018. Mr. Stephens joined Range in 1990 as Senior Vice President – Southwest. Mr. Stephens holds a Bachelor of Arts degree in Finance and Land Management from the University of Texas.

The Company has not entered into any transactions with Mr. Stephens described in Item 404(a) of Regulation S-K. Mr. Stephens was not selected pursuant to any arrangement or understanding between him and any other person. There are no family relationships between Mr. Stephens and any of the Company’s other directors or executive officers.

Appointment of Lead Independent Director

In a related action, the Board appointed Mark T. Behrman, a member of the Board since 2017, as Lead Independent Director to replace Mr. Stephens due to his appointment as interim CEO.

ITEM 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

NumberDescription

99.1Press Release issued by Panhandle Oil and Gas Inc., dated August 27, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens,
Interim CEO

DATE:	August 30, 2019